Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 9/15/03


Blended Coupon 5.3872%


Excess Protection Level
3 Month Average   5.89%
January, 2001   7.59%
December, 2000   2.23%
November, 2000   7.85%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 7.43%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,705,277,271.10